Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of the date set forth on the signature page, by and among GulfSlope Energy, Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (each, an “Investor” and collectively, the “Investors”).

This Agreement is made pursuant to the Stock Purchase Agreement, dated as of the date hereof among the Company and the Investors (the “Purchase Agreement”).

The Company and the Investors hereby agree as follows:

1.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Cut-Back Determination” means (a) a requirement by the Commission that (i) any of the Registrable Securities be excluded from a Registration Statement or (ii) the Company disclose in a Registration Statement that the Holders, or any of them, may or will be deemed to be underwriters in connection with the offer and sale of the Shares covered thereby, or (b) a determination by the Company, based on a written opinion of counsel to the Company, that any of the Registrable Securities must be excluded from such Registration Statement in order to avoid any potential liability to any of the Holders as underwriters under the Securities Act.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) or 2(c) is first declared effective by the Commission.

“Effectiveness Date” means (a) with respect to the initial Registration Statement required to be filed under Section 2(a), the earlier of: (a)(i) the 120th day following the Final Closing, provided, that, if the Commission reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (a)(i) shall be the 150th day following the Final Closing, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(c), the earlier of (i) the 60th day following (x) if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement resulting in a Cut-Back Determination, the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows that such additional Registration Statement(s) is required, provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (b)(i) shall be the 90th day following the date that the Company first knows that such additional Registration Statement is required under such Section, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.  Notwithstanding the above, in the event of a United States government shutdown or other similar event resulting in the material limitation or discontinuation of the Commission’s review of registration statements, periodic reports and other services after the Company has filed a Registration Statement, the Effectiveness Date for such Registration Statement provided in subsection (a)(i) or (b)(i), as applicable, above shall be tolled for a period equal to the duration of such material limitation or discontinuation.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means (a) with respect to the initial Registration Statement required to be filed under Section 2(a), the 30th day following the Final Closing, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(c), the 30th day following (x) if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement resulting in a Cut-Back Determination, the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows that such additional Registration Statement(s) is required.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Losses” has the meaning set forth in Section 5(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means shares of Common Stock issued to the Investors pursuant to the Purchase Agreement, and any shares of Common Stock or other securities subsequently issued by the Company on or in respect of such shares as contemplated by the last sentence of Section 2(d) of this Agreement or in connection with any stock dividend, stock split, reverse stock split or similar event affecting its outstanding shares of Common Stock.

“Registration Statement” means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Rule 144,” “Rule 158,” “Rule 164,” “Rule 405,” “Rule 415,” “Rule 424” or “Rule 433” means the Rule designated as such and promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable by the Company to the Investors pursuant to the Purchase Agreement.

2.           Registration.

(a)           On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in the form attached hereto as Annex A.  The Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been sold pursuant to the Registration Statement or otherwise publicly sold by the Holders, or (ii) such time as all of the Registrable Securities covered by such Registration Statement may be sold without restriction (including without limitation the restriction contained in Rule 144(c)) by the Holders pursuant to Rule 144(b)(1)(i) as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent, and the Company has given written instructions to its transfer agent to remove all restrictive legends from certificates evidencing such Registrable Securities pursuant to the above-referenced legal opinion upon submission of such certificates to the transfer agent by any Holder and all stop orders or similar instructions to the Company’s transfer agent restricting the sale thereof have been lifted (the “Effectiveness Period”).

(b)           In the event of a Cut-Back Determination with respect to a Registration Statement, (i) there shall be excluded from such Registration Statement the minimum number of Registrable Securities as shall be necessary to eliminate the requirement or circumstance to which such Cut-Back Determination relates and (ii) the number of Registrable Securities that may be included in such Registration Statement shall be allocated on a pro rata basis among all the Holders whose Registrable Securities are to be included therein based on the respective number of Registrable Securities owned by such Holders that would have been included therein in the absence of such Cut-Back Determination; provided, that if the Holders of a majority of the outstanding Registrable Securities waive in writing the requirements of this Section 2(b) with respect to any Cut-Back Determination (other than a Cut-Back Determination described in clause (a)(i) of the definition of such term in Section 1), then the requirements of this paragraph shall not apply with respect to the Registration Statement to which such Cut-Back Determination relates.

(c)           In the event of a Cut-Back Determination with respect to the Registration Statement filed pursuant to Section 2(a), or if for any other reason any outstanding Registrable Securities are not then covered by an effective Registration Statement, the Company shall prepare and file by the Filing Date for such Registration Statement, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1). If the Commission does not permit all such Registrable Securities not covered by an effective Registration Statement to be registered on a single additional Registration Statement, the Company shall file with the Commission one or more additional Registration Statements registering the maximum possible number of such Registrable Securities until all Registrable Securities have been registered for resale.  Each such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in the form attached hereto as Annex A.  The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, by its Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

(d)           Assuming full compliance by all Holders with their obligations under this Agreement, if: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company fails to comply with Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date, or (iii) after its Effective Date, other than for reasons beyond the Company’s reasonable control, such Registration Statement ceases to be effective and available to the Holders as to all Registrable Securities which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 30 Trading Days during any 12-month period (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date on which such 30 Trading Day-period is exceeded, being referred to as “Event Date”), then the Company shall pay to each Holder an amount, as liquidated damages and not as a penalty, equal to 1.0% of the Per Share Purchase Price of the Shares then held by such Holder per 30-day period from such Event Date (pro-rated for any period less than 30 days) until the applicable Event is cured; provided that the maximum amount of liquidated damages payable to each Holder shall not exceed 5.0% of the amount determined by multiplying the Per Share Purchase Price paid by such Holder by the number of shares of Common Stock constituting Registrable Securities then held by such Holder.  The amounts payable as partial damages pursuant to this paragraph shall be payable, at the option of the Company, in lawful money of the United States or through the issuance of its shares of Common Stock, and such shares of Common Stock shall for this purpose be deemed to have a value per share equal to the Per Share Purchase Price paid by Investors for Shares purchased pursuant to the Purchase Agreement.

(e)           Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”).  The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(d) to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least five Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

(f)           The parties understand and acknowledge that the Company is an “ineligible issuer” and was during the past three years a “shell company,” as such terms are defined in Rule 405, and therefore does not meet the requirements of Rule 164(e)(2) and, accordingly, that neither the Company nor any other participant in a public offering conducted pursuant to a Registration Statement is eligible to use any “free writing prospectus” (as defined in Rule 405) in connection with such an offering pursuant to Rule 164 or Rule 433.

3.           Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus, nor less than three trading Days prior to the filing of any amendment or supplement thereto, furnish to each Holder copies of such Registration Statement, Prospectus or other document, as proposed to be filed, which documents will be subject to the review of such Holder.  The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof is inconsistent with the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b)           (i)  Prepare and file with the Commission such amendments and supplements, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c)           Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) following the day (i)(A) when a Prospectus not included in the Registration Statement as originally filed or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies of such comments and all written responses thereto to each of the Holders that pertain to the Holders as Selling Stockholders or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)           Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

(f)           Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g)           Use its best efforts to make available for inspection by any Holder (and its representatives) participating in any disposition pursuant to a Registration Statement, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by such representatives in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives are confidential shall not be disclosed by the representatives unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or material omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public by the Company or a third-party (other than such representatives of the Holders); provided further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Holders and such other parties.

(h)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i)           Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)           Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(k)                       Provide a transfer agent and registrar for all Registrable Securities covered by any Registration Statement not later than the effective date of such Registration Statement.

(l)                      If any Holder may be required under applicable securities law to be described in any Registration Statement as an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with the Registration Statement in respect of any registration of Registrable Securities of such Holder pursuant to this Agreement, and any amendment or supplement thereof, and such Holder consents to so being named an underwriter (any such Registration Statement or amendment or supplement, an “Underwriter Registration Statement”), then during the Effectiveness Period, cooperate with such Holder in allowing such Holder to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy its obligations in respect thereof. In addition, during the Effectiveness Period, at any Holder’s request, the Company will furnish to such Holder, on the date of the effectiveness of any Underwriter Registration Statement and thereafter no more often than on a quarterly basis, (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Holder, (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” opinion for such offering, addressed to such Holder and (iii) a standard officer’s certificate from the Chief Executive Officer and Chief Financial Officer of the Company addressed to such Holder. The Company will also permit one legal counsel to such Holder(s) to review and comment upon any such Underwriter Registration Statement not less than five Trading Days prior to its filing with the Commission and all amendments and supplements to any such Underwriter Registration Statement within a reasonable number of days prior to their filing with the Commission and not file any Underwriter Registration Statement or amendment or supplement thereto in a form to which such Holder’s legal counsel reasonably objects.

4.           Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration, listing and filing fees and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, (ii) all word processing, duplicating and printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities, Prospectuses, including any amendments and supplements thereto, and any underwriting agreements), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including the Company’s independent certified public accountant.

5.           Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisers, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), joint or several, as incurred, arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or alleged untrue statements of a material fact or omissions or alleged omissions of a material fact are based upon information regarding such Holder or such Holder’s proposed method of distribution of Registrable Securities furnished in writing to the Company by or on behalf of such Holder expressly for use therein (it being understood that the Holders shall be deemed to have provided only the information contained in Annex B hereto for this purpose), (2) such untrue statements of a material fact or omissions of a material fact are contained in or omitted from a preliminary prospectus, and such untrue statement or omission is corrected in an amended preliminary prospectus delivered by the Company to the Holders prior to the effectiveness of the Registration Statement (or prior to pricing of the sale of the Registrable Securities, in the case of an Underwritten Offering) or (3) such Holder uses an outdated or defective Prospectus after the Company has notified such Holder that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice (as hereinafter defined) or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)           Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based upon information regarding such Holder or such Holder’s proposed method of distribution of Registrable Securities furnished in writing to the Company by or on behalf of such Holder expressly for use therein (it being understood that the Holders shall be deemed to have provided only the information contained in Annex B hereto for this purpose), or (2) such Holder uses an outdated or defective Prospectus after the Company has notified such Holder that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or to diligently pursue such defense; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party, and in the case of clause (2) or (3) of this sentence, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its prior written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All costs and expenses of the Indemnified Party (including reasonable attorneys’ fees and expenses, subject to the limitations set forth in the preceding paragraph of this Section 5(c), and reasonable fees and expenses incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 30 days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section were available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties, but without duplication of recovery.

6.           Miscellaneous

(a)           Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Piggyback on Registrations.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company other than the Registrable Securities in a Registration Statement filed pursuant to this Agreement.

(c)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)           Discontinued Disposition.  Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within 15 days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights (provided that the Holders’ registration rights shall give the Holders preference as to any cut-back over all officers, directors and employees of the Company, and shall cause the Holders to be treated no less favorably as to any cut-back than any other Person who has registration rights).

(f)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this Section 6(f), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates.

(g)           Termination of Company’s Obligations.  The Company shall have no further obligations under this Agreement after (i) all of the Registrable Securities have been sold pursuant to an effective Registration Statement or otherwise publicly sold by the Holders, or (ii) all of the Registrable Securities not sold as contemplated by clause (i) may be sold without restriction (including without limitation the restriction contained in Rule 144(c)) by the Holders pursuant to Rule 144(b)(1)(i) as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent, and the Company has given written instructions to its transfer agent to remove all restrictive legends from certificates evidencing such Registrable Securities pursuant to the above-referenced legal opinion upon submission of such certificates to the transfer agent by any Holder and all stop orders or similar instructions to the Company’s transfer agent restricting the sale thereof have been lifted, provided, that Sections 5, 6(a) and 6(f)-(p), inclusive, shall remain in full force and effect after such time.

(h)           Limitation on Subsequent Registration Rights.  Excluding (i) shares issued by the Company pursuant to the Purchase Agreement and (ii) any filing of a registration statement on Form S-8 and the granting of registration rights therewith, from the date hereof until the earlier of 60 days from the Filing Date or 30 days after the Effectiveness Date, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, (i) enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company on a basis that is superior in any way to the piggyback rights granted to the Holders hereunder or (ii) grant registration rights to any other Person that would be superior to the Holders’ registration rights hereunder.

(i)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email or facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the applicable email address or facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email or facsimile at the applicable email address or facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	GulfSlope Energy, Inc.
2500 CityWest Blvd., Suite 800
Houston, Texas 77042
Facsimile: (281) 247-1506
Email: jnseitz@gulfslope.com
Attention: John Seitz, Chief Executive Officer

With a copy to:	Brewer & Pritchard, P.C.
Three Riverway, 18th Floor
Houston, Texas 77056
Facsimile: (713) 209-2921
Email: Pritchard@bplaw.com
Attention: Thomas Pritchard

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereto

If to any other Person who is then a registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(j)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of a majority in interest of the Holders.  Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(k)           Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing the same (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature were the original thereof.

(l)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in connection with the investigation, preparation and prosecution of such Proceeding.

(m)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law, but without duplication of recovery.

(n)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(p)           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document.  Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GULFSLOPE ENERGY, INC.

By: /s/ John N. Seitz
Name: John N. Seitz Title: Chief Executive Officer

Dated: July 22, 2014

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES OF INVESTORS FOLLOW.]

Company Signature Page
to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

________________________________

By: _____________________________
Name: Title:

ADDRESS FOR NOTICE

c/o: _____________________________

Street: ___________________________

City/State/Zip: _____________________

Attention: ________________________

Tel: _____________________________

Fax: _____________________________

Email: ___________________________